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                                                                    Exhibit 23.3



                      CONSENT OF PRICEWATERHOUSECOOPERS LLP

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated April 13, 2001 relating to the consolidated financial statements of U.S. Bancorp, which appears in the Current Report on Form 8-K of U.S. Bancorp dated April 17, 2001.

PRICEWATERHOUSECOOPERS LLP


Minneapolis, Minnesota
April 27, 2001